CALVERT VP SRI MID CAP PORTFOLIO

Supplement to Summary Prospectus, Prospectus and

Statement of Additional Information dated May 1, 2025

The Board of Directors of Calvert Variable Series, Inc. on behalf of Calvert VP SRI Mid Cap Portfolio (the “Fund”), has approved the liquidation of the Fund, which is expected to take place on or about April 27, 2026 (the “Liquidation Date”). Effective as of the close of business on April 20, 2026, shares of the Fund will no longer be available for purchase or exchange. In connection with the liquidation of its portfolio, the Fund may not pursue its investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities, and distributing its remaining assets to shareholders. In advance of the liquidation, a portion of the Fund’s assets may be invested in cash and/or money market instruments.

Notwithstanding the foregoing, the timing of the liquidation may be extended beyond the Liquidation Date if, in the opinion of the investment adviser, market conditions are unfavorable on or around the Liquidation Date. The Fund will notify shareholders of any such extension pursuant to a subsequent supplement.

February 18, 2026	48667-00 2.18.26